EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOK Financial 401(k) Plan
Tulsa, Oklahoma

We consent to the incorporation by reference in Registration Statements identified below on Form S-8 of BOK Financial Corporation of our report dated June 20, 2019, relating to the financial statements and supplemental schedules of the BOK Financial 401(k) Plan, which appears in this Annual Report on Form 11-K of the BOK Financial 401(k) Plan for the year ended December 31, 2018.

•	Registration Statement (Form S-8, No. 33-44121) pertaining to the Reoffer Prospectus of the Bank of Oklahoma Master Thrift Plan and Trust Agreement.

•	Registration Statement (Form S-8, No. 33-79836) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Directors' Stock Compensation Plan.

•	Registration Statement (Form S-8, No. 333-32649) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 1997 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-93957) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2000 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-40280) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Master Thrift Plan for Hourly Employees.

•	Registration Statement (Form S-8, No. 333-62578) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2001 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-106530) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Executive Incentive Plan.

•	Registration Statement (Form S-8, No. 333-106531) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-135224) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-158846) pertaining to Reoffer Prospectus of the BOK Financial Corporation 2009 Omnibus Incentive Plan.

•	Registration Statement (Form S-8, No. 333-212120) pertaining to Reoffer Prospectus of the BOK Financial Corporation 2016 Subordinated Note Issuance.

•	Registration Statement (Form S-4, (No. 333-226211) pertaining to the Registration Statement for the registration of BOK Financial Corporation's common stock.

\s\ HOGANTAYLOR LLP

Tulsa, Oklahoma
June 20, 2019